EXHIBIT 15










November 13, 2003






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2003 on our review of consolidated interim financial information of FirstEnergy Corp. as of September 30, 2003 and for the three and nine month periods ended September 30, 2003 and 2002, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-48587, 333-102074 and 333-103865) and Form S-8
(Nos. 333-48651, 333-56094, 333-58279, 333-67798, 333-72764, 333-72766,
333-72768, 333-75985, 333-81183, 333-89356 and 333-101472).

Very truly yours,




PricewaterhouseCoopers LLP

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                                                                    EXHIBIT 15












November 13, 2003






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2003 on our review of consolidated interim financial information of Ohio Edison Company as of September 30, 2003 and for the three and nine month periods ended September 30, 2003 and 2002, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-49413, 33-51139, 333-01489 and 333-05277).

Very truly yours,




PricewaterhouseCoopers LLP

                                                                    EXHIBIT 15











November 13, 2003







Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2003 on our review of interim financial information of Pennsylvania Power Company as of September 30, 2003 and for the three and nine month periods ended September 30, 2003 and 2002, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 33-62450 and 33-65156).

Very truly yours,




PricewaterhouseCoopers LLP

                                                                    EXHIBIT 15








November 13, 2003






Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We are aware that our report dated November 13, 2003 on our review of consolidated interim financial information of Pennsylvania Electric Company as of September 30, 2003 and for the three and nine month periods ended September 30, 2003 and 2002, included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003, is incorporated by reference in its Registration Statements on Form S-3 (Nos. 333-62295, 333-62295-01 and 333-62295-02).

Very truly yours,




PricewaterhouseCoopers LLP

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